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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 24, 2003

NEW JERSEY RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

New Jersey	1-8359	22-2376465
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 Wyckoff Road Wall, New Jersey	07719
(Address of principal executive offices)	(Zip Code)

(732) 938-1480
(Registrant’s telephone number, including area code)

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Item 7. Financial Statements and Exhibits

(a) (a)	None.

(b) (b)	None.

(c) (c)	Exhibits:

Exhibit 99.01: Press Release dated July 24, 2003

Item 9. Regulation FD Disclosure (Item 12, Results of Operations and Financial Condition)

The information in this Current Report on Form 8-K is being furnished pursuant to “Item 12 – results of Operations and Financial Condition” of such Form in accordance with SEC Release No. 33-8216. The press release attached as Exhibit 99.01 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to liability under that Section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW JERSEY RESOURCES CORPORATION

Date: July 24, 2003	By:	/s/Glenn C. Lockwood

Glenn C. Lockwood
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit	Description

99.01:	Press Release Entitled: NJR REPORTS FISCAL THIRD-QUARTER AND YEAR-TO-DATE EARNINGS